Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO
LOAN AND SERVICING AGREEMENT

THIS AMENDMENT NO. 6 TO LOAN AND SERVICING AGREEMENT, dated as of January 25, 2013, (this “Amendment”) is entered into by and among Ares Capital CP Funding LLC, as the borrower (in such capacity, the “Borrower”), Ares Capital Corporation, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as the swingline lender (in such capacity, the “Swingline Lender”) and as a lender (in such capacity, a “Lender”), Royal Bank of Canada, as a lender (in such capacity, a “Lender”), Fifth Third Bank, as a lender (in such capacity, a “Lender”), and Wells Fargo Securities, LLC, as the agent (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

R E C I T A L S

WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of January 22, 2010 (as further amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the Servicer, the Transferor, the Lenders, the Agent, the Trustee, the Collateral Custodian and the Bank; and

WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.                         AMENDMENT.

Section 1.01 of the Loan and Servicing Agreement is hereby amended as follows:

(a)                                 by amending and restating the definition of “Applicable Spread” in its entirety as follows:

“Applicable Spread” means, for any date of determination, in the event that the Yield Rate is calculated utilizing LIBOR, the Blended Rate, and in the event that the Yield Rate is calculated utilizing the Base Rate, a spread equal to the Blended Rate minus 1.00% per annum.

(b)                                 by adding the following defined terms in the appropriate alphabetical order:

“Average Adjusted Borrowing Value” means for any Loan Asset, determined on the first day of each Monthly Period, the average of the Adjusted Borrowing Values with respect to such Loan Asset on the last day of the prior two Monthly Periods; provided that the “Average Adjusted Borrowing Value” for any Loan Asset with respect to the Monthly Period beginning on January 1, 2013 shall be the Adjusted Borrowing Value with respect to such Loan Asset on the last day of the prior Monthly Period.

“Average Advances Outstanding” means, determined on the first day of each Monthly Period, the average of the Advances Outstanding less the amount on deposit in the Principal Collection Account on the last day of the prior two Monthly Periods; provided that the “Average Advances Outstanding” with respect to the Monthly Period beginning on January 1, 2013 shall be the Advances Outstanding less the amount on deposit in the Principal Collection Account on the last day of the prior Monthly Period.

“Blended Rate” means, for any date of determination, a spread determined as of the first day of the related Monthly Period as follows:

(a)                                 if the sum of (i) the product of (A) the Applicable Percentage for First Lien Loan Assets and (B) the aggregate Average Adjusted Borrowing Value of First Lien Loan Assets as of such date plus (ii) the product of (A) the Applicable Percentage for First Lien Last Out Loan Assets and (B) the aggregate Average Adjusted Borrowing Value of First Lien Last Out Loan Assets as of such date is equal to or greater than the Average Advances Outstanding as of such date, the “Blended Rate” will be 2.25% per annum; otherwise,

(b)                                 the “Blended Rate” will be a spread equal to the quotient (expressed as a percentage and rounded to two decimal places) determined by dividing:

(i)                                     the aggregate sum of:

(A)                               (1) the sum of (x) the product of (I) the Applicable Percentage for First Lien Loan Assets and (II) the aggregate Average Adjusted Borrowing Value of First Lien Loan Assets as of such date plus (y) the product of (I) the Applicable Percentage for First Lien Last Out Loan Assets and (II) the aggregate Average Adjusted Borrowing Value of First Lien Last Out Loan Assets as of such date, multiplied by (2) 2.25%; plus

(B)                               (1) Average Advances Outstanding less the sum of (x) the product of (I) the Applicable Percentage for First Lien Loan Assets and (II) the aggregate Average Adjusted Borrowing Value of First Lien Loan Assets as of such date plus (y) the product of (I) the Applicable Percentage for First Lien Last Out Loan Assets as of such date and (II) the aggregate Average Adjusted Borrowing Value of First Lien Last Out Loan Assets, multiplied by (2) 2.50%; by

(ii)                                  the Average Advances Outstanding as of such date.

“Monthly Period” means, for any date of determination, the period from but excluding the immediately preceding Determination Date to and including the immediately succeeding Determination Date.

(c)                                  by amending the definition of “Minimum Weighted Average Coupon” by replacing the percentage “9.00%” with the percentage “8.00%”; and

(d)                                 by amending the definition of “Minimum Weighted Average Spread” by replacing the percentage “5.00%” with the percentage “4.00%”.

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SECTION 2.                         AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3.                         REPRESENTATIONS.

Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)                                     it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)                                  the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)                               no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(iv)                              this Amendment has been duly executed and delivered by it;

(v)                                 each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi)                              there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.

SECTION 4.                         Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon: (i) payment of the invoiced outstanding fees and disbursements of the Lenders; (ii) payment of the invoiced outstanding fees and disbursements of Dechert LLP, as counsel to the Agent and the Lenders and (iii) delivery of executed signature pages by all parties hereto to the Agent.

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SECTION 5.                         MISCELLANEOUS.

(a)                                 The Borrower, by its execution of this Amendment (a) re-pledges and re-grants to the Trustee, for the benefit of the Secured Parties, a security interest in the Collateral Portfolio (as defined in the Agreement) to secure the Obligations (as defined in the Agreement) and (b) confirms and ratifies that all of its obligations and the security interests granted by it under each of the Transaction Documents to which it is a party shall continue in full force and effect in favor of the Trustee, for the benefit of the Secured Parties.

(b)                                 This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)                                  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)                                 This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(e)                                  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)                                   Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)                                  This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties.  There are no unwritten oral agreements among the parties with respect to such matters.

(h)                                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARES CAPITAL CP FUNDING LLC,
as the Borrower

By:	/s/ Penni F. Roll
Name: Penni F. Roll
Title: Authorized Signatory

 [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 6 to LSA

ARES CAPITAL CORPORATION,
as the Servicer

By:	/s/ Penni F. Roll
Name: Penni F. Roll
Title: Authorized Signatory

 [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 6 to LSA

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association), as the Swingline Lender

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association), as a Lender

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Director

 [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 6 to LSA

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

 [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 6 to LSA

FIFTH THIRD BANK,
as a Lender

By:	/s/ Brian Gardner
Name: Brian Gardner
Title: Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 6 to LSA

WELLS FARGO SECURITIES, LLC,
as the Agent

By:	/s/ Allan Schmitt
Name: Allan Schmitt
Title: Vice President

Ares Capital CP Funding LLC

Amendment No. 6 to LSA